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IONA Technologies PLC
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On June 25, 2008, the Chief Executive Officers of each of IONA Technologies PLC (the “Company” or “IONA”) and Progress Software Corporation, a Massachusetts corporation (“Progress”), provided the following joint e-mail communication to the employees of the Company and the employees of Progress in connection with the announcement that the Company and Progress had reached agreement on the terms of a recommended acquisition for cash of the entire issued and to be issued share capital of the Company, whereby SPK Acquisitions Limited, a private limited company incorporated under Irish company law and a wholly-owned subsidiary of Progress (“SPK Acquisitions”), will acquire all of the issued and to be issued share capital of the Company not already owned by Progress or its subsidiaries for cash (the “Scheme”) by means of a scheme of arrangement under Section 201 of the Irish Companies Act 1963 (the “Companies Act”) (the proposed acquisition by SPK Acquisitions of the Company is referred to as the “Acquisition”):

To:	IONA Technologies and Progress Software Worldwide

From:	Joseph Alsop, CEO, Progress Software

Peter Zotto, CEO, IONA Technologies

Date:	25 June 2008

Subject:	IONA Technologies to Join Forces with Progress Software
Today, we have announced that Progress Software and IONA Technologies have signed a definitive agreement (see attached press release) under which Progress will acquire IONA with an expected close date in September.
Combining the strengths of the two companies creates the opportunity to form a market- leading infrastructure software company that represents a compelling alternative to the larger stack vendors, with significant opportunities for growth of our combined product lines. Both companies share a culture of innovation, best-in-class technology, a commitment to customers, and a common vision of the market and architectural approach to delivering distributed SOA solutions to large IT organizations deploying mission critical systems.
We believe that the combination of Progress and IONA gives us and our customers the following advantages:
•	IONA’s products compliment Progress’ SOA Portfolio with leading edge, best-in-class technology for the widest variety of heterogeneous deployment options and interoperability;

•	IONA’s products extend the reach of the SOA Portfolio to users of high-performance, mission-critical systems based on C++ and CORBA;

•	IONA has a leadership role in standards bodies and open source initiatives, both critical to maintaining truly independent market leadership;

•	The impressive and longstanding IONA customer base provides a large opportunity for utilization of Progress SOA Portfolio products as they migrate toward SOA; and

•	IONA has an experienced and talented team that has built a reputation with Global 2000 enterprises for addressing the most complex integration challenges through innovative and cost-effective solutions.
We believe IONA’s products strengthen and deepen Progress’ SOA Portfolio in a complementary way. It is the intent of the merged company to continue to advance IONA’s CORBA, Artix, and FUSE product lines.

Overview of IONA Technologies
IONA Technologies Plc was founded in Dublin, Ireland, by three Trinity College computer science professors in 1991. Today, IONA’s customers include 80% of the global Telecom and 70% of the top 100 global Financial Services companies. IONA has 300 employees with major centers in Dublin, Waltham, MA and St. John’s Newfoundland. Fiscal 2007 sales were approximately $80M, split 55% USA and 45% international.
Since inception, IONA has focused on delivering industry standard integration software for performance-demanding, distributed heterogeneous IT environments. IONA started as a pioneer of CORBA solutions (Common Object Request Broker Architecture), building standards-compliant technology and fostering community collaboration in standards definition.
IONA built first generation SOA based environments with CORBA technology and has extended that heritage with its next generation of innovative and advanced SOA infrastructure software, the Artix product suite. IONA’s critical role in the architecture and deployment of the world’s largest integration and SOA projects is a reflection of its heritage and reputation for innovation and commitment to customer success.
The types of projects that companies entrust to IONA include launching new phone services to more than 3 million concurrent customers; delivering 1500 unique services to more 100,000 banking customers processing more than one billion transactions per year; ensuring more than five million packages per year to more than a thousand locations.
In the past two years IONA has played a leadership role in Open Sourcewith the launch of its Apache-based FUSE product line and its leadership of the SOA Tools Project at the Eclipse Foundation. IONA’s Open Source initiative forms the foundation for creating a ubiquitous footprint of IONA technology and the establishment of new de-facto industry standards.
Overview of Progress Software Corporation
Founded in 1981, Progress Software Corporation provides leading technologies for all aspects of application development, deployment, integration and management.  Progress has revenues of approximately $500 million, employs over 1,700 people around the world, and has been profitable since 1985.
Progress SOA Product Lines
Progress offers a number of technologies which enable the implementation of a Service Oriented Architecture. These include:
Sonic Enterprise Service Bus
Progress® Sonic™ ESB is a messaging-based enterprise service bus that provides flexible integration and re-use of business applications within an event-driven SOA.
Enterprise Messaging

Progress® SonicMQ® is a standards-based enterprise messaging system that delivers high levels of performance, reliability and availability.
Data Interoperability
Progress® DataXtend® Semantic Integrator simplifies the creation, maintenance and governance of common model-based data services in an SOA. It has been adopted by a number of leading telcos worldwide to implement interoperability among their next generation of IT applications.
Complex Event Processing
Progress® Apama® is a leading Complex Event Processing (CEP) platform, monitoring fast-moving events, detecting sophisticated patterns and taking instant action. Apama has been adopted by a large number of banking institutions worldwide to implement a variety of algorithmic trading, risk management and compliance applications.
SOA Management
Progress® Actional® SOA Management products provide end-to-end visibility, security and control across a distributed, multi-vendor environment. Progress and IONA have already partnered on the use of Actional with IONA’s products.
Mainframe Integration
Progress® Shadow® offers a single, unified architecture that integrates the mainframe into an SOA.
Other Progress Product Lines
OpenEdge is the original Progress product line and remains a highly productive environment for the development, deployment and management of business applications, accounting for approximately half of Progress’ license revenue. More than 1,500 OpenEdge Application Partners develop and deploy business solutions, generating several billion dollars annually in application revenue and related services.  OpenEdge users span more than 50,000 organizations in more than 120 countries including 70 percent of the Fortune 100. Reliability, flexibility, scalability and low cost of ownership have raised the OpenEdge RDBMS to its position today as the world’s leading embedded database.
DataDirect Technologies, another division of Progress, focuses on standards-based data connectivity, enabling software developers to quickly develop and deploy business applications across all major databases and platforms.  DataDirect Technologies offers a comprehensive, field-proven portfolio of data connectivity components available today. Developers at more than 250 leading independent software vendors worldwide and many thousands of corporate IT departments rely on DataDirect products to connect their applications to a broad range of data sources using standards-based interfaces such as ODBC, JDBC and ADO.NET.

EasyAsk, another division of Progress, is a leading provider of natural language question/answer solutions that empower non-technical users to quickly find and retrieve critical business information.
Integration Planning
We will be developing detailed plans over the next weeks for bringing IONA Technologies into the Progress family, and many of you will be asked to participate in this planning. We will be working very closely to plan for a successful integration. This planning process will be led by Peter Sliwkowski VP Product & Support Operations at Progress (+1 781-280-4216 pgs@progress.com) and by John Schipelliti Director of Corporate Development at IONA (+1 781 902 8252 john.schipelliti@iona.com)
Both of our leadership teams are excited about the potential of this combination, and we look forward to working with you to achieve even greater success in the future. Please feel free to direct any questions or concerns to either of us: Joe Alsop (joe@progress.com or +1-781-280-4303), or Peter Zotto (peter.zotto@iona.com or + 1-781-902 8545).

John Stewart	Rich Young
Progress Software Corporation	Lewis PR

Tel.: +1(781) 280-4101	Tel.: +1 (617) 226-8840

Email: jstewart@progress.com	Email: progress@lewispr.com

Rachel Harnden	OCTANE PR

Progress Software Corporation	Rachel Matthews

Tel : +44 (0) 1753 216387	Tel.: +44 (0) 207 802 2662

Email: rharnden@progress.com	Email: progressuk@octanepr.com

Tara Humphreys

IONA Technologies plc.

(353) 1 – 637 2146

tara.humphreys@iona.com

P R E S S   A N N O U N C E M E N T

John Stewart	Rich Young
Progress Software Corporation	Lewis PR

Tel.: +1(781) 280-4101	Tel.: +1 (617) 226-8840

Email: jstewart@progress.com	Email: progress@lewispr.com

Rachel Harnden	OCTANE PR

Progress Software Corporation	Rachel Matthews

Tel : +44 (0) 1753 216387	Tel.: +44 (0) 207 802 2662

Email: rharnden@progress.com	Email: progressuk@octanepr.com

Tara Humphreys

IONA Technologies plc.

(353) 1 – 637 2146

tara.humphreys@iona.com
Progress Software Corporation to Acquire IONA Technologies
Addition of IONA’s broad, standards-based integration technologies extends Progress
Software industry leadership in SOA infrastructure for heterogeneous IT environments
BEDFORD, Mass. and Dublin, Ireland – June 24, 2008 – Progress Software Corporation (NASDAQ: PRGS), a global supplier of application infrastructure software used to develop, deploy, integrate and manage business applications, and IONA Technologies plc (NASDAQ: IONA), an established supplier of software integration technology, today jointly announced that they have signed a definitive agreement under which Progress Software has agreed to acquire IONA for $4.05 per share in cash. This represents a total equity value of approximately $162 million and approximately $106 million net of cash and marketable securities reported on March 31, 2008. The offer price per share is approximately 16% over the average price for IONA shares over the six months prior to the offer period announced by IONA on February 8, 2008. The IONA Technologies Board of Directors has unanimously approved the transaction and each IONA Technologies director has entered into an agreement to vote in favor of the transaction.

Upon completion of the transaction, which is expected to occur in September pending regulatory approval in the US, IONA shareholder approval and issuance of an order by the Irish High Court, IONA would become an indirect wholly owned subsidiary of Progress Software.
The combination of Progress Software and IONA creates the industry choice for truly independent, heterogeneous Service Oriented Architecture (SOA) infrastructure. IONA products complement the Progress SOA Portfolio with leading edge, best-in-class technology now with the widest variety of heterogeneous deployment options and interoperability. And IONA brings an experienced and talented team to Progress that has built a reputation with Global 2000 enterprises for addressing the most complex integration challenges through innovative and cost-effective solutions.
Through its Artix™ product line, IONA provides some of the industry’s most advanced Web-standards based integration technologies in support of a SOA. In addition, IONA offers open source SOA integration components through its FUSE™ product line. And, for 15 years, IONA has been the industry leader in CORBA integration technology, a well-established integration standard currently relied upon in mission-critical IT systems of some of the world’s largest companies.
The IONA products complement the Progress SOA Portfolio, which consists of best-in-class products that can be used standalone or together to form an entire SOA infrastructure. With the addition of IONA technology, legacy and high performance applications written in C++ or those built to the CORBA standard, can now expose reusable services that fully participate in a Web-standards SOA implementation. In addition, IONA also has “smart endpoint” integration with Microsoft’s .NET Windows Communications Framework and the popular open source Spring Java application framework. These smart endpoints, service-enabling almost all existing applications, can work within any IT environment through a wide-variety of network protocols and are fully compatible with the Progress Sonic ESB to form a complete SOA “backbone” for heterogeneous integration and interoperability.
Numerous large enterprises use innovative and robust IONA technology for their most high-performance and mission-critical systems primarily in the telecommunications, financial services, manufacturing, and government markets. These customers will now have access to all the complementary products in the Progress SOA Portfolio as they implement a SOA framework for integration of existing applications and for new development.
Joseph Alsop, co-founder and chief executive officer of Progress Software commented: “We are proud to inherit IONA’s long history and reputation for developing some of the industry’s most respected and well-recognized technology for integrating mission-critical systems, often involving hundreds of applications and millions of transactions per day over diverse IT environments. We certainly expect to benefit by enhancing and extending these customer relationships and by leveraging IONA technology within products across our SOA portfolio. IONA products are very complementary to what Progress offers today and IONA customers can rest assured that Progress is committed to the same high standards of support, product quality, and performance.”
Peter Zotto, chief executive officer of IONA noted: “We could not have chosen a better partner in terms of commitment to customers, pursuit of technology excellence, and shared vision to be the industry’s leading independent supplier of SOA infrastructure software. Progress is now the clear choice for SOA implementations in performance-demanding IT environments. Combining IONA’s proven expertise in distributed system integration technologies with the Progress SOA portfolio will allow customers to achieve a better return on existing IT assets and future IT investments.”
About the Transaction
The acquisition will be effected by means of a “scheme of arrangement” under Irish law pursuant to which a wholly owned subsidiary of Progress Software, SPK Acquisitions Limited, will acquire all of the outstanding securities of IONA not already owned by Progress Software or its wholly-owned subsidiaries from IONA shareholders for cash. The acquisition will be subject to the terms and conditions to be set forth in the scheme of arrangement document to be delivered to IONA shareholders. To become effective, the scheme of arrangement requires, among other things, the approval of a majority in number of IONA shareholders, present and voting either in person or by proxy, representing 75% or more in value of the IONA shares held by such holders. The acquisition is also subject to regulatory approval in the U.S. and the approval of the Irish High Court. Assuming the necessary approvals are obtained and all conditions have been satisfied, the acquisition will become effective upon delivery to the Registrar of Companies in Ireland of the court order of the Irish High Court sanctioning the scheme. Upon the acquisition becoming effective, it will be binding on all IONA shareholders.
Conference Call/WebCast at 9:00 AM (EST)on June 25
The Progress Software conference call to discuss this acquisition will be Webcast live on Wednesday, 25 June, at 9:00 a.m. (Eastern Standard Time) on the company’s Web site, located at www.progress.com/investors. The call will also be Webcast live via Yahoo (www.yahoo.com), Motley Fool (www.fool.com), Streetevents (www.streetevents.com), TD Waterhouse (www.tdwaterhouse.com) and Fidelity.com (www.fidelity.com). An archived version of the conference call will be available for replay.

About IONA Technologies plc
For more than a decade, IONA® Technologies (NASDAQ: IONA) has been a world leader in delivering high-performance integration solutions for Global 2000 IT environments. IONA pioneered standards-based integration with its CORBA-based Orbix® products. IONA Artix™, an advanced SOA infrastructure suite, enables customers to leverage service-oriented architecture to streamline and modernize IT environments. The FUSE™ family of Open Source products includes supported, enterprise releases of Apache ServiceMix, ActiveMQ, CXF and Camel.
IONA is headquartered in Dublin, Ireland, with U.S. headquarters in Waltham, Massachusetts and offices worldwide. For additional information about IONA, visit our Web site at www.iona.com.
About Progress Software Corporation
Progress Software Corporation (NASDAQ: PRGS) provides application infrastructure software for the development, deployment, integration and management of business applications. Our goal is to maximize the benefits of information technology while minimizing its complexity and total cost of ownership. Progress can be reached at www.progress.com or +1-781-280-4000.
Legal Information
The directors of IONA accept responsibility for the information contained in this announcement relating to IONA , the IONA Group, the directors of IONA and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of IONA (who have taken all reasonable care to ensure such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.
The directors of Progress Software and the directors of Progress Software’s subsidiary, SPK Acquisitions Limited (“SPK”), accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the directors of SPK and the directors of Progress (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Lehman Brothers, which is regulated under the laws of the United States of America, is acting exclusively for the Board of IONA and no one else in connection with the Acquisition and will not be responsible to anyone other than the Board of IONA for providing the protections afforded to clients of Lehman Brothers or for providing advice in relation to the Acquisition, the contents of this announcement or any transaction or arrangement referred to herein.
Goodbody Corporate Finance, which is regulated by the Financial Regulator in Ireland, is acting exclusively for SPK and Progress and no one else in connection with the Acquisition and will not be responsible to anyone other than SPK and Progress for providing the protections afforded to customers of Goodbody Corporate Finance or for providing advice in relation to the Acquisition, the contents of this announcement or any transaction or arrangement referred to herein.
Any person who is a holder of 1% or more of the share capital of IONA may have disclosure obligations under Rule 8.3 of the Irish Takeover Rules, effective from the date of the commencement of the offer period in respect of the acquisition.
The distribution of this announcement in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this announcement and all other documents relating to the acquisition are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into or from any jurisdiction where it would be unlawful to do so. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction.
This press release does not constitute an offer or invitation to purchase, sell, subscribe or exchange or the solicitation of an offer to purchase, sell, subscribe or exchange any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition, the scheme of arrangement or otherwise.
Certain items in this announcement may contain forward-looking statements that are based on current expectations or beliefs, as well as assumptions about future events.  Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as “anticipates”, “can”, “estimates”, “believe”, “expects”, “projects”, “will”, “might”, or other words indicating a statement about the future.  These statements are based on our current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual events to differ materially from those described in the forward-looking statements. Reliance should not be placed on any such statements because of their very nature, they are subject to known and unknown risks and uncertainties and can be affected by factors that could cause them to differ materially

from those expressed or implied in the forward-looking statements.  We can give no assurance that expectations will be attained.   Risks, uncertainties and other important factors that could cause actual results to differ from those expressed or implied in the forward looking statements include: uncertainties as to the timing of the closing of Progress Software’s acquisition of IONA; uncertainties as to whether the shareholders of IONA will vote in favor of IONA’s acquisition by Progress Software; the risk that competing offers to acquire IONA will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Progress Software’s or IONA’s control; transaction costs; actual or contingent liabilities; uncertainties as to whether anticipated synergies will be realized; uncertainties as to whether IONA’s business will be successfully integrated with Progress Software’s business; and other risks and uncertainties discussed in documents filed with the U.S. Securities and Exchange Commission by Progress Software and IONA, including the Annual Report on Form 10-K fled by Progress Software on January 29, 2008, as well as the Quarterly Report on Form 10-Q filed by Progress Software on April 9, 2008, and the Annual Report on Form 10-K filed by IONA on March 14, 2008, as well as the Quarterly Report on Form 10-Q filed by IONA on May 12, 2008.  Such forward-looking statements speak only as of the date of this announcement.  We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.
Important Additional Information and Where to Find It
In connection with the acquisition, IONA intends to file with the Securities and Exchange Commission and mail to its shareholders a proxy statement (comprising the scheme of arrangement document). Investors and shareholders of IONA are urged to read the proxy statement (comprising the scheme of arrangement document) and the other relevant materials when they become available because they will contain important information about Progress, IONA and the proposed acquisition and related matters.
The proxy statement (comprising the scheme of arrangement document) and other relevant materials (when they become available), and any and all documents filed by Progress Software and IONA with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the Securities and Exchange Commission by Progress Software by directing a written request to Progress Software, 14 Oak Park Drive, Bedford, Massachusetts 01730, United States of America, Attention: Investor Relations, and by IONA by directing a written request to IONA, c/o IONA Technologies, Inc., 200 West Street, Waltham, Massachusetts 02451, United States of America, Attention: Investor Relations.
INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (COMPRISING THE SCHEME OF ARRANGEMENT DOCUMENT) AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED ACQUISITION.
As of the date of this press release, Progress Software and its subsidiaries own 362,000 IONA shares in total, representing approximately 0.99 per cent of the issued share capital of IONA and have an economic interest, through contracts for difference, in 1,442,873 IONA shares in total, representing approximately 3.95 per cent of the issued share capital of IONA.
Progress Software, SPK Acquisitions Limited and IONA Technologies plc and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of IONA in connection with the acquisition. Information about those executive officers and directors of Progress is set forth in Progress Software’s Annual Report on Form 10-K for the year ended 30 November 2007, which was filed with the Securities and Exchange Commission on 29 January 2008, the proxy statement for Progress Software’s 2008 Annual Meeting, which was filed with the Securities and Exchange Commission on 24 March 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission, Information about those executive officers and directors of IONA and their ownership of IONA Shares is set forth in IONA’s Annual Report on Form 10-K for the year ended 31 December 2007, which was filed with the Securities and Exchange Commission on 14 March 2008, and the proxy statement for IONA’s 2008 Annual General Meeting, which was filed with the Securities and Exchange Commission on 29 April 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Investors and shareholders may obtain additional information regarding the direct and indirect interests of Progress Software, SPK Acquisitions Limited, IONA and their respective executive officers and directors in the acquisition by reading the proxy statement (comprising the scheme of arrangement document) and other filings referred to above.
Progress is a registered trademark of Progress Software Corporation or one of its affiliates or subsidiaries in the U.S. and other countries. Any other trademark contained herein are the property of their respective owners. IONA, IONA Technologies, the IONA logo, Orbix, High Performance Integration, Artix, FUSE and Making Software Work Together are trademarks or registered trademarks of IONA Technologies PLC and/or its subsidiaries. CORBA is a trademark or registered trademark of the Object

Management Group, Inc. in the United States and other countries. All other trademarks that may appear herein are the property of their respective owners.
END

Important Additional Information and Where to Find It
In connection with the Acquisition and the Scheme, IONA intends to file with the Securities and Exchange Commission and mail to its shareholders a proxy statement (comprising the scheme document). Investors and shareholders of IONA are urged to read the proxy statement (comprising the scheme document) and the other relevant materials when they become available because they will contain important information about IONA, SPK Acquisitions, Progress and the proposed Acquisition and the Scheme and related matters.
The proxy statement (comprising the scheme document) and other relevant materials (when they become available), and any and all documents filed by IONA and Progress with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the Securities and Exchange Commission by IONA by directing a written request to IONA, c/o IONA Technologies, Inc., 200 West Street, Waltham, Massachusetts 02451, United States of America, Attention: Investor Relations and by Progress by directing a written request to Progress Software Corporation, 14 Oak Park Drive, Bedford, Massachusetts 01730, United States of America, Attention: Investor Relations.
INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (COMPRISING THE SCHEME DOCUMENT) AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED ACQUISITION AND THE SCHEME.
IONA, SPK Acquisitions and Progress and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of IONA in connection with the Acquisition and the Scheme. Information about those executive officers and directors of IONA and their ownership of IONA Shares is set forth in IONA’s Annual Report on Form 10-K for the year ended 31 December 2007, which was filed with the Securities and Exchange Commission on 14 March 2008, and the proxy statement for IONA’s 2008 Annual General Meeting, which was filed with the Securities and Exchange Commission on 29 April 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Information about those executive officers and directors of Progress is set forth in Progress’ Annual Report on Form 10-K for the year ended 30 November 2007, which was filed with the Securities and Exchange Commission on 29 January 2008, the proxy statement for Progress’ 2008 Annual Meeting, which was filed with the Securities and Exchange Commission on 24 March 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Investors and shareholders may obtain additional information regarding the direct and indirect interests of IONA, SPK Acquisitions, Progress and their respective executive officers and directors in the Acquisition and the Scheme by reading the proxy statement (comprising the Scheme Document) and other filings referred to above.
Safe Harbor for Forward-Looking Statements
Certain items in this filing may contain forward-looking statements that are based on current expectations or beliefs, as well as assumptions about future events. Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as “anticipates”, “can”, “estimates”, “believe”, “expects”, “projects”, “will”, “might”, or other words indicating a statement about the future. These statements are based on IONA’s, SPK Acquisitions’ or Progress’, as applicable, current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual events to differ materially from those described in the forward-looking statements. Reliance should not be placed on any such statements because of their very nature, they are subject to known and unknown risks and uncertainties and can be affected by factors that could cause them to differ materially from those expressed or implied in the forward-looking statements. IONA, SPK Acquisitions or Progress, as applicable, can give no assurance that expectations will be attained. Risks, uncertainties and other important factors that could cause actual events to differ materially from those expressed or implied in the forward-looking statements include: uncertainties as to the timing of the closing of the Acquisition; uncertainties as to whether the IONA Shareholders will vote in favour of the Acquisition; the risk that competing offers to acquire IONA will be made; the possibility that various closing conditions for the Acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Acquisition; the effects of disruption from the Acquisition making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Progress’ or IONA’s control; transaction costs; actual or contingent liabilities; uncertainties as to whether anticipated synergies will be realized; uncertainties as to whether IONA’s business will be successfully integrated with Progress’ business; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by IONA and Progress, including IONA’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on 14 March 2008, IONA’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on 12 May 2008, Progress’ Annual Report on Form 10-K filed with the Securities and Exchange Commission on 29 January 2008, and Progress’ Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on 9 April 2008. Such forward-looking statements speak only as of the date of this filing. IONA, SPK Acquisitions and Progress expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in IONA’s, SPK Acquisitions’ or Progress’, as applicable, expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.
Disclosure Required by the Irish Takeover Rules
The directors of the Company accept responsibility for the information contained in this filing. To the best of the knowledge and belief of the directors of the Company (who have taken all reasonable care to ensure such is the case), the information contained in this filing is in accordance with the facts and does not omit anything likely to affect the import of such information.
Lehman Brothers Inc., which is regulated under the laws of the United States of America, is acting exclusively for the Board of Directors of the Company and no one else in connection with the Acquisition and will not be responsible to anyone other than the Board of Directors of the Company for providing the protections afforded to clients of Lehman Brothers Inc. or for providing advice in relation to the Acquisition, the contents of this announcement or any transaction or arrangement referred to herein.
Any person who is a holder of 1% or more of the share capital of the Company may have disclosure obligations under Rule 8.3 of the Irish Takeover Rules, effective from the date of the commencement of the offer period in respect of the Acquisition.
Davy Corporate Finance, which is regulated by the Financial Regulator in Ireland, is acting exclusively for IONA and no one else in connection with the Acquisition and will not be responsible to anyone other than IONA for providing the protections afforded to clients of Davy Corporate Finance or for providing advice in relation to the Acquisition, the contents of this filing or any transaction or arrangement referred to herein.
Merrion Stockbrokers Limited, which is regulated by the Financial Regulator in Ireland, is acting exclusively for IONA and no one else in connection with the Acquisition and will not be responsible to anyone other than IONA for providing the protections afforded to clients of Merrion Stockbrokers Limited or for providing advice in relation to the Acquisition, the contents of this filing or any transaction or arrangement referred to herein.